Exhibit 10.7
FIRST AMENDMENT TO
MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
FIRST AMENDMENT TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of December 3rd, 2018 (this “Amendment”), between EDGEWELL PERSONAL CARE, LLC, a Delaware limited liability company (the “Seller”), EDGEWELL PERSONAL CARE COMPANY, a Missouri corporation (the “Guarantor”; and, together with the Seller, each, an “Edgewell Entity”, and collectively, the “Edgewell Entities”), and MUFG BANK, LTD., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Purchaser”).
RECITALS:
(1)The Edgewell Entities and the Purchaser are parties to that certain Master Accounts Receivable Purchase Agreement, dated as of September 15, 2017 (as amended, supplemented or otherwise modified, the “Purchase Agreement”).
(2)The Edgewell Entitles and the Purchaser have agreed to amend the Purchase Agreement as set forth herein.
Section 1.Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Purchase Agreement.
Section 2.Amendments to the Purchase Agreement. Each Edgewell Entity and the Purchaser agree that, effective as of the date first above written, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Purchase Agreement is hereby amended as follows.
(a)The definition of “Adjusted Discount Rate” in Section 11 of the Purchase Agreement is amended and restated in its entirety to read as follows:
“Adjusted Discount Rate” means, with respect to any Receivable for a Settlement Period, a rate per annum equal to the sum of (i) LIBOR as determined by the Purchaser for an assumed interest period of one (1) week commencing two (2) Business Days prior to the first day of such Settlement Period, plus (ii) the Applicable Margin for the Obligor of such Receivable.
(b)Schedule A to the Purchase Agreement is amended and restated in its entirety to read as set forth in Schedule A to this Amendment.
(c)Each reference in the Purchase Agreement to “The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch” is replaced with “MUFG Bank, Ltd.”.
Section 3.Conditions of Effectiveness. This Amendment shall become effective when, and only when Purchaser shall have executed this Amendment and received counterparts of this Amendment executed by the Edgewell Entities.
Section 4.Representations and Warranties of each Edgewell Entity. Each Edgewell Entity represents and warrants that, as to itself, the representations and warranties made by the Seller in Section 9.1 of the Purchase Agreement and by Guarantor in Section 9.3 of the Purchase Agreement are true and correct in all respects as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all respects on and as of such earliest date.
Section 5.Ratification; References to and Effect on the Purchase Agreement. Except for the amendments set forth m Section 2 hereof, nothing herein shall be deemed to be an

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amendment or waiver of any covenant or agreement contained in the Purchase Agreement and each Edgewell Entity agrees that all of the covenants and agreements and other provisions contained in the Purchase Agreement, as amended herein, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms from and after the date of this Amendment. On and after the effective date of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement and each reference in the other documents referred to in the Purchase Agreement, “thereunder”, “thereof” or words of like import referring to the Purchase Agreement (as the case may be), shall mean and be a reference to the Purchase Agreement as amended by this Amendment. This Amendment shall constitute a Purchase Document.
Section 6.Counterparts This Amendment may be executed in any number of counterparts, and by the different parties thereto on separate counterparts, each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.
Section 7.Governing Law This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written.
SELLER:

EDGEWELL PERSONAL CARE, LLC

By:/s/ S. Scott Schulzenhofer
Name: S. Scott Schulzenhofer
Title: Sr Director, Global Treasurer
GUARANTOR:

EDGEWELL PERSONAL CARE COMPANY

By:/s/ S. Scott Schulzenhofer
Name: S. Scott Schulzenhofer
Title: Sr Director, Global Treasurer

[Signature Page to First Amendment to Master Accounts Receivable Purchase Agreement]

PURCHASER:

MUFG BANK, LTD.

By:/s/ Nimalya Mitra
Name: Nimalya Mitra
Title: Director
[Signature Page to First Amendment to Master Accounts Receivable Purchase Agreement]

SCHEDULE A TO
FIRST AMENDMENT TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
SCHEDULE A TO
MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
[Approved Obligors]